As filed with the Securities and Exchange Commission on August 29, 1997
                                                           Registration No. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                      ------------------------------------
                             Washington, D.C. 20549

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                      ------------------------------------
                             PINNACLE SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)
                      ------------------------------------


         California                                       94-3003809
 -----------------------                    ------------------------------------
 (State of incorporation                    (I.R.S. Employer Identification No.)

                            280 North Bernardo Avenue
                         Mountain View, California 94043
   (Address, including zip code, of Registrant's principal executive offices)

                      ------------------------------------
                       1996 SUPPLEMENTAL STOCK OPTION PLAN
                            (Full title of the plan)
                      ------------------------------------

                                 MARK L. SANDERS
                      President and Chief Executive Officer
                             PINNACLE SYSTEMS, INC.
                            280 North Bernardo Avenue
                         Mountain View, California 94043
                                 (415) 526-1600
(Name, address, and telephone number, including area code, of agent for service)

                      ------------------------------------
                                   Copies to:
                             CHRIS F. FENNELL, ESQ.
                        Wilson Sonsini Goodrich & Rosati
                            Professional Corporation
                               650 Page Mill Road
                               Palo Alto, CA 94304
                                 (650) 493-9300
                      ------------------------------------

                                         CALCULATION OF REGISTRATION FEE
=====================================  ===================== ====================  ===================  ====================
                                                                   Proposed             Proposed
                                                                   Maximum               Maximum             Amount of
         Title of Each Class of            Amount to be         Offering Price          Aggregate           Registration
       Securities to be Registered          Registered            Per Share          Offering Price             Fee
-------------------------------------  --------------------- --------------------  -------------------  --------------------
Common Stock, no par value...........     500,000 shares       $21.625              $10,812,500.00        $3,277.00(1)
=====================================  ===================== ====================  ===================  ====================

(1) Calculated in accordance with Rule 457(c) solely for the purpose of computing the amount of the registration fee based upon the average of the high and low prices for the Common Stock as reported on the Nasdaq National Market on August 26, 1997.

=====================================  ===================== ====================  ===================  ====================

         The contents of the Registrant's Form S-8 Registration Statement (Registration No. 333-16999) as filed with the Commission on November 27, 1996, is incorporated herein by reference.


Item 8.  Exhibits.

         Exhibit
         Number    Document
         ------    --------


         4.1 1996 Supplemental Stock Option Plan and form of agreement thereunder.

         5.1 Opinion of Wilson Sonsini Goodrich & Rosati, a Professional Corporation.

         23.1      Consent of Independent Auditors.

         23.2      Consent of Counsel (contained in Exhibit 5.1).

         24.1      Power of Attorney (see page II-3).

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant, Pinnacle Systems, Inc., certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Mountain View, State of California, on this 28th day of August, 1997.


                                      PINNACLE SYSTEMS, INC.



                                      By: /s/ Mark L. Sanders
                                          -------------------------------------
                                          Mark L. Sanders
                                          President and Chief Executive Officer


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each such person whose signature appears below constitutes and appoints, jointly and severally, Mark L. Sanders and Arthur D. Chadwick his attorneys-in-fact, each with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement on Form S-8 (including post-effective amendments), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


      Signature                        Title                         Date
      ---------                        ------                        ----

/s/ Mark L. Sanders              President, Chief Executive     August 28, 1997
---------------------------      Officer and Director
(Mark L. Sanders)                (Principal Executive
                                 Officer)

/s/ Ajay Chopra                 Chairman of the Board and       August 28, 1997
---------------------------     Vice President, Engineering
(Ajay Chopra)

/s/ Arthur D. Chadwick          Vice President, Finance and     August 28, 1997
---------------------------     Administration and Chief
(Arthur D. Chadwick)            Financial Officer (Principal
                                Financial and Accounting
                                Officer)

/s/ Nyal D. McMullin            Director                        August 28, 1997
---------------------------
(Nyal D. McMullin)

/s/ Glenn E. Penisten           Director                        August 28, 1997
---------------------------
(Glenn E. Penisten)

/s/ Charles J. Vaughan          Director                        August 28, 1997
---------------------------
(Charles J. Vaughan)

/s/ John Lewis                  Director                        August 28, 1997
---------------------------
(John Lewis)

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                       -----------------------------------

                                    EXHIBITS

                       -----------------------------------


                       Registration Statement on Form S-8

                             Pinnacle Systems, Inc.

                                 August 29, 1997

                                INDEX TO EXHIBITS



        Exhibit
        Number                       Exhibit
        -------                      -------

         4.1 1996 Supplemental Stock Option Plan and form of agreement thereunder

         5.1 Opinion of Wilson Sonsini Goodrich & Rosati, a Professional Corporation

         23.1     Consent of Independent Auditors

         23.2     Consent of Counsel (included in Exhibit 5.1)

         24.1     Power of Attorney (see page II-3)